SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): February 15, 2000
                                                   (February 15, 2000)

                         TrustCo Bank Corp NY


          (Exact name of registrant as specified in its charter)

                                New York
             (State or other jurisdiction of incorporation)


               0-10592                                        14-1630287
     (Commission File Number)           (IRS Employer Identification No.)


            192 Erie Boulevard, Schenectady, New York 12305
          (Address of principal executive offices) (Zip Code)



     Registrant=s telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.      Other Events

             A press release was issued on February 15, 2000, declaring a quarterly cash dividend of $0.15 per share, payable April 3, 2000, to the shareholders of record at the close of business on March 10, 2000. Attached is the press release labeled as exhibit 99(a).




Item 7      (c) Exhibits


             Reg S-K Exhibit No.         Description
                  99(a)                  Press  release  dated  February  15,
                                         2000,  declaring  a  quarterly  cash
                                         dividend of $0.15 per share,  payable
                                         April 3, 2000,  to the  shareholders
                                         of record at the close of business on
                                         March 10, 2000.






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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 15, 2000

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                               By:/s/ Robert T. Cushing
                                                  Robert T. Cushing
                                                  Vice President and
                                                  Chief Financial Officer


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

                                Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                  Page
__________________      ____________________________              __________
         99(a)          Press release dated February 15, 2000,         5
                        declaring a quarterly  cash dividend
                        of $0.15 per share,  payable April 3,
                        2000,  to the  shareholders  of
                        record at the close of business on
                        March 10, 2000.












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

                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                        News Release
_________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                          NASDAQ -- TRST




               William F. Terry
               Senior Vice President and Secretary
               518-381-3611

FOR IMMEDIATE RELEASE:

                  TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - February 15, 2000


On February 15, 2000 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable April 3, 2000 to the shareholders of record at the close of business on March 10, 2000.

TrustCo is a $2.5 billion bank holding company which services the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank operates a full service Trust Department with $1.37 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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